UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 26, 2008
HARTFORD LIFE INSURANCE COMPANY
(Exact name of registrant as specified in its charter)

Connecticut	001-33293	06-0974148

State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Hopmeadow Street Simsbury, Connecticut	06089

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (860) 547-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
SIGNATURE

Item 8.01 Other Events
The aggregate amounts of Hartford Life Insurance Company’s (the “Company”) debt and equity investment holdings, at GAAP amortized cost, in Washington Mutual Inc. (“WaMu”) are set forth below as of September 25, 2008.

(in millions)
Senior Debt	$19
Subordinated Debt	$63
Preferred Stock	None
Common Stock	None
Derivative Exposures
The Company also is exposed to senior debt issued by WaMu through credit default swaps. The Company’s aggregate exposure to WaMu pursuant to these swaps is approximately $15 million.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARTFORD LIFE INSURANCE COMPANY
Date: September 26, 2008	By:	/s/ Ernest M. McNeill, Jr.
		Name:	Ernest M. McNeill, Jr.
		Title:	Senior Vice President and Chief Accounting Officer